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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-74368 and no. 33-69492) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-75276), as amended, of Celebrity, Inc. of our report dated September 4, 1997, except as to
Note 7, which is as of September 29, 1997, appearing on page F-3 of this Form 10-K.





PRICE WATERHOUSE LLP

Dallas, Texas
September 29, 1997